UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Shelton Greater China Fund
(Exact name of registrant as specified in charter)

44 Montgomery Street, Suite 2100
San Francisco, CA 94104
 (Address of principal executive offices) (Zip code)

Teresa Axelson
44 Montgomery Street, Suite 2100
San Francisco, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report

December 31, 2013

Shelton Greater China Fund

(800) 955-9988
www.sheltoncap.com
email us at info@sheltoncap.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of Shelton Greater China Fund which contains information about the management fee and other costs. Investments in shares of Shelton Greater China Fund are neither insured nor guaranteed by the U.S. Government.

Table of Contents	December 31, 2013

Portfolio Manager Commentary	2
Historical Performances	3
About Your Fund's Expenses	3
Top Holdings and Sector Breakdown	4
Portfolio of Investments	4
Statement of Assets & Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	11
Additional Information	11
Information Concerning Trustees and Officers	12

Portfolio Manager Commentary (Unaudited)	December 31, 2013

Market Review

The benchmark MSCI Greater China Index benchmark trended sideways for the first two months of the year and then downward through mid-April, at which point it was down just over 4% year-to-date. A rally in late April took the benchmark into positive year-to-date returns by month end. In mid-May the benchmark faltered again falling to a -10.44% year to date return by late June. From that point the general trend for the remainder of the year was positive, leaving the benchmark with a total return of 7.25% for 2013.

The return in the Greater China region lagged the domestic US equity markets in spite of the continued high growth expectations for the Chinese economy. This can be attributed to several factors, including the lack of economic strength in the markets that fuel China’s export driven economy and uncertainty with regard to the reforms that will be implemented by a still relatively new political leadership. There is substantial concern in regard to the stability of the financial system due to the unrecognized bad debt held by Chinese banks and the lack of transparency in the shadow banking system. As with any developing market, the path may be volatile, but the underlying trends for China generally point to continued rapid economic expansion which should translate over the long term into value for the equity markets in the Greater China region.

Fund Performance

The Shelton Greater China Fund returned 4.34% in 2013. The fund performance was strongly correlated to the benchmark index through the first 6 months but didn’t rally as strongly as the benchmark during the second half of the year. The fund continues to be geographically well diversified across the region with exposure to China, Hong Kong and Taiwan, though the fund has shifted to more exposure to Hong Kong domiciled companies and less exposure to Taiwan than the benchmark index. The fund is diversified across market sectors, though the fund holdings do reflect the broad market with the majority of the assets invested in the Financial and Information Technology sectors.

Long Term Market Themes

The manager believes that China will continue to experience strong economic growth for the foreseeable future that will be reflected over the long term in the equity markets. The Greater China regions equity markets will continue to exhibit volatility, as lofty growth expectations, uncertainty due to the lack of transparency (relative to domestic US markets) and the potential influence of a very strong central government are digested through a still developing financial infrastructure. The manager will continue to maintain a portfolio diversified across the region and sectors, using the broad market as a guideline and over or under weighting by geography or sector as our views evolve. Sector concentrations as well as specific stock investments will be guided by macro events as well as the likely beneficiaries of changes in government policy. We continue to see opportunities in the Energy sector, especially those companies that can provide energy in a more pollution efficient manner. The construction and healthcare industries should continue to benefit from China’s continued rapid urbanization. China’s middle class will continue to grow rapidly and provide growth opportunities for companies positioned to sell consumer goods and services. Over the long term, the financial services sector will benefit from the continued opening of access to the Chinese financial markets to both foreigners and the growing Chinese middle class.

William Mock
Lead Portfolio Manager
December 31, 2013

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2013

Average Annual Total Returns
for years ended 12/31/13*

Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)
Shelton Greater China Fund	4.34%	14.29%	3.80%
MSCI Golden Dragon Index	6.89%	14.92%	9.25%

*
Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures stated above include the period during which the Fund operated as a closed-end company and the Fund may incur additional expenses as an open-end company.

About Your Fund’s Expenses (Unaudited)	December 31, 2013

The Fund’s adviser, Shelton Capital Managment (“Shelton Capital”), believes it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the oncoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the onging costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund does not charge any sales charges. There is a redemption fee of 2% for shares of the Fund purchased that are held 90 days or less from the date of purchase.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus

	Beginning Account Value July 1, 2013 (in U.S. Dollars)	Ending Account Value December 31, 2013 (in U.S. Dollars)	Expenses Paid During Period* (in U.S. Dollars)
Actual	$1,000	$1,104	$10.50
Hypothetical (5% return before expenses)	$1,000	$1,015	$10.06

*
Expenses are equal to the Fund’s net annual expense ratio of 1.98% (Shelton Capital contractually reimburses expenses to the extent total annual fund operating expenses with the exception of extrordinary expenses exceed the net expense ratio of 1.98% from May 1, 2013 to June 1, 2014), multiplied by the average account value over the period, multipled by 184 days divided by 365 days to reflect the one-half year period.

Top Holdings and Sector Breakdowns (Unaudited)	December 31, 2013

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Tencent Holdings Ltd	$593,191	5.2%
2	China State Const.	573,617	5.0%
3	China Everbright	550,437	4.8%
4	Taiwan Semiconductor	510,744	4.4%
5	China Construction H Shares	482,074	4.2%
6	Ind & Comm Bk China H Shares	473,028	4.1%
7	Bank of China Ltd. H Shares	464,533	4.0%
8	China Mobile HK Ltd	434,438	3.8%
9	The Link REIT	412,158	3.6%
10	Sands China Ltd.	408,483	3.6%

Shelton Greater China Fund Portfolio of Investments December 31, 2013

Security Description	Shares	Value (Note 2)
Common Stock (100.71%)

Basic Materials (2.05%)
Chemicals (0.81%)
Kingboard Chemical	15,000	$39,172
Sinopec Shanghai H Shares	186,000	53,490
		92,662

Forest Products & Paper (0.71%)
Lee & Man Paper Mfg	39,000	25,701
Nine Dragons Paper	63,000	54,841
		80,542

Industrial (0.19%)
BBMG Corporation H Shares	14,500	12,622
China Natl Building	8,000	8,604
		21,226

Iron/Steel (0.12%)
Angang New Steel Co*	18,000	13,371

Mining (0.22%)
Zijin Mining Group	116,000	24,833

Total Basic Materials		232,634

Communications (11.74%)
Internet (5.20%)
Tencent Holdings Ltd	9,300	593,191

Telecommunications (6.54%)
China Mobile HK Ltd	41,900	434,438
Chunghwa Telecom Co	100,000	312,379
		746,817

Total Communications		1,340,008

Security Description	Shares	Value (Note 2)
Consumer, Cyclical (11.52%)
Auto Manufacturers (1.57%)
Great Wall Motor Com H Shares	32,500	$179,384

Home Furnishings (2.87%)
Haier Elect Group Co	113,000	327,883

Lodging (5.17%)
Formosa Int'l Hotels	8,800	100,391
Galaxy Entertainment*	9,000	80,723
Sands China Ltd.	50,000	408,483
		589,597

Retail (1.91%)
Intime Retail Group	41,000	42,669
Sa Sa International Holdings Ltd.	150,000	175,838
		218,507

Total Consumer, Cyclical		1,315,371

Consumer, Non-Cyclical (6.09%)
Food (4.27%)
China Mengniu Dairy	22,000	104,407
Uni-President Enter.	52,046	93,777
Want Want China	200,000	288,871
		487,055

Pharmaceuticals (1.82%)
Sihuan Pharma Hldg	142,000	129,651
Sinopharm Medicine	13,500	38,737
TTY Biopharm Co, Ltd	13,068	39,989
		208,377

Total Consumer, Non-Cyclical		695,432

Diversified (0.27%)
Holding Companies - Diversified (0.27%)
Wharf Holdings Ltd	4,000	30,589

Total Diversified		30,589

See accompanying notes to financial statements.

Shelton Greater China Fund Portfolio of Investments (Continued) December 31, 2013

Security Description	Shares	Value (Note 2)
Energy (5.01%)
Alternative Energy Sources (1.01%)
China Longyuan Power H Shares	52,000	$66,992
GCL Energy Holdings*	156,000	48,283
		115,275

Coal (0.54%)
China Shenhua Energy H Shares	12,500	39,414
Fushan International	64,000	22,449
		61,863

Oil & Gas (3.46%)
China Petro. & Chem. H Shares	78,000	63,673
CNOOC Ltd	137,000	254,767
PetroChina Co Ltd H Shares	70,000	76,732
		395,172

Total Energy		572,310

Financial (35.49%)
Banks (16.37%)
Bank of China Ltd. H Shares	1,009,000	464,533
BOC Hong Kong Ltd.	70,000	224,327
China Construction H Shares	639,000	482,074
Chongqing Rural Com. H Shares	67,000	32,488
CNY Minsheng Banking H Share	27,500	30,535
Hang Seng Bank Ltd.	10,000	162,104
Ind & Comm Bk China H Shares	700,000	473,028
		1,869,089

Diversified Financial Services (3.45%)
China Everbright Ltd	20,000	31,621
Fubon Financial Hldg	167,713	245,350
Hong Kong Exchanges	6,700	111,720
Mega Financial Hldg	6,477	5,455
		394,146

Insurance (2.57%)
AIA Group Ltd.	50,000	250,828
PICC Ppty & Casualty	28,860	42,801
		293,629

Real Estate (13.10%)
Cheung Kong Holdings	25,000	394,620
China Overseas	80,000	224,907
China Resources Land Limited	14,000	34,701
Hysan Development Co	40,000	172,292
Kerry Properties Ltd	9,000	31,221
The Link REIT	85,000	412,158
New World Development	23,000	29,038
Sino-Ocean Land Hold	27,952	18,348
Sun Hung Kai Ppty Lt	14,000	177,566
		1,494,851

Total Financial		4,051,715

Industrial (10.94%)
Electrical Component & Equipment (0.29%)
Tianneng Power Intl	90,000	33,078

Electronics (0.40%)
Hon Hai Precision	17,201	46,229

Engineering & Construction (5.03%)
China State Const.	320,000	573,617

Security Description	Shares	Value (Note 2)
Industrial (Continued)
Environmental Control (4.82%)
China Everbright	411,200	$550,438

Miscellaneous Manufacturing (0.34%)
Fosun International	39,000	38,727

Transportation (0.06%)
Kerry Logistics Net.*	4,500	6,395

Total Industrial		1,248,484

Technology (12.17%)
Computers (1.96%)
Asustek Computer Inc	20,000	179,844
Lenovo Group Ltd	36,000	43,780
		223,624

Semiconductors (10.21%)
CHIPBOND Tech. Corp.	180,000	282,953
MediaTek Inc	25,000	372,020
Taiwan Semiconductor	144,284	510,745
		1,165,718

Total Technology		1,389,342

Utilities (5.43%)
Electric (4.77%)
China Resources Pwr	94,000	222,808
Huaneng Power Intl	92,000	83,169
Power Assets Hld Ltd	30,000	238,513
		544,490

Gas (0.66%)
HK & China Gas Co	33,000	75,667

Total Utilities		620,157

Total Common Stock (Cost $9,081,329)		11,496,042

Rights and Warrants (0.00%)
Financial (0.00%)
New World Developmnt Entitlement Rights	288	—

Total Rights and Warrants (Cost $0)		—

Total Investments (Cost $9,081,329) (a) (100.71%)		$11,496,042
Liabilities in Excess of Other Assets (-0.71%)		(81,063)
Net Assets (100.00%)		$11,414,979

*	Non-income producing security.

(a)
Tax cost of investments is $9,655,231. Net unrealized appreciation as of December 31, 2013 on a tax basis was $1,840,811. Gross unrealized appreciation was $3,535,111 and gross unrealized depreciation was $1,694,300.

See accompanying notes to financial statements.

Shelton Greater China Fund Statement of Assets and Liabilities December 31, 2013

Assets
Investments in securities, at value (Note 2)
Common stock (cost $9,081,329)	$11,496,042
Total investment in securities at value (cost $9,081,755)	11,496,042

Cash	45,992
Foreign cash (cost $72,872 )	72,446
Dividend receivable	830
Receivable for fund shares sold	821
Total assets	$11,616,131

Liabilities
Payable for fund shares repurchased (net of redemption fees)	89,415
Fund Income Distribution Payable	83,961
Payable to investment advisor (Note 4)	6,847
Accrued administration fees (Note 4)	990
Accrued trustee fees	220
Accrued expenses	19,719
Total liabilities	$201,152

Net assets	$11,414,979

Net assets consist of
Paid-in capital	22,527,824
Accumulated net investment income (loss)	89,218
Accumulated net realized gain (loss)	(13,616,350)
Unrealized net appreciation (depreciation) of investments	2,414,287
Net assets	$11,414,979

Shares outstanding ($0.0001 per share par value, unlimited shares authorized)	1,583,073

Net asset value per share	$7.21

See accompanying notes to financial statements.

Shelton Greater China Fund Statement of Operations For the Year Ended December 31, 2013

Investment income
Interest income	$24
Dividend income (net of foreign tax $33,044) (Note 1c, 1e)	363,082
Total investment income	363,106

Expenses
Management fees (Note 3)	163,349
Legal, audit, and compliance fees (Note 3)	74,474
Custodian fees (Note 4)	70,174
Accounting services (Note 5)	27,179
Transfer agent fees (Note 5)	23,496
Administration fees (Note 3)	13,068
Registration	8,420
Printing	7,708
Trustees fees	3,199
Insurance	530
Total expenses	391,597
Less Reimbursement (Note 3)	(83,517)
Net expenses	308,080
Net investment income (loss)	55,026

Realized and unrealized gain (loss) on investments and foreign currencies (Note 1F)
Net realized gain on investments and foreign currency transactions:	570,081
Change in unrealized appreciation on investments and foreign currency transactions:	(160,005)
Net realized and unrealized gain on investments and foreign currencies:	410,076

Net increase (decrease) in net assets resulting from operations	$465,102

Shelton Greater China Fund Statements of Changes in Net Assets For the Years Ended December 31, 2013 and 2012

	Year Ended December 31, 2013			Year Ended December 31, 2012
Operations
Net investment income (loss)		$55,026			$304,935
Net realized gain (loss) on investments and foreign currency transactions		570,081			(475,905)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies		(160,005)			4,864,023
Net increase (decrease) in net assets resulting from operations		465,102			4,693,053

Distributions to shareholders
Distributions from net investment income		(341,403)			—

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions		(6,078,930)			(37,082,347)
Total increase (decrease) in net assets		(5,955,231)			(32,389,294)

Net assets
Beginning of year		17,370,210			49,759,504
End of year		$11,414,979			$17,370,210
Including undistributed net investment income (loss) of:		$89,218			$(341,396)

Transactions in the Fund’s shares	Shares	Value		Shares	Value
Shares sold	43,492	$311,221		226,671	$1,430,639
Shares issued in reinvestment of distributions	35,706	257,442		—	—
Shares repurchased	(936,195)	(6,647,593	)(a)	(6,001,548)	(38,512,986	)(b)
Net increase (decrease)	(856,997)	$(6,078,930)		(5,774,877)	$(37,082,347)

(a)	Net of redemption fees $5

(b)	Net of redemption fees $3,031

See accompanying notes to financial statements.

Shelton Greater China Fund Financial Highlights For a Share Outstanding Throughout Each Year

	Year Ended December 31
	2013	2012		2011		2010	2009
Net asset value, beginning of year	$7.12	$6.06		$8.05		$7.18	$3.81
Income from investment operations:
Net investment income (loss) (a)	0.03	0.08		(0.14)		(0.04)	(0.03)
Net gain (loss) on securities and translation of foreign currencies (both realized and unrealized)	0.28	0.98		(1.88)		0.90	3.39
Total from investment operations	0.31	1.06		(2.02)		0.86	3.36

Less distributions:
Dividends from net investment income	(0.22)	—		—		—	—
Distributions from capital gains	—	—		—		—	—
Total distributions	(0.22)	—		—		—	—

Capital stock transactions:
Share Tender Offer/Repurchase	—	—		0.01		0.01 (a)	0.01 (a)
Paid in capital from redemption fee (a)	— (b)	—	(b)	0.02		—	—
Total from capital stock transactions	—	—		0.03		0.01	0.01

Net asset value, end of year	$7.21	$7.12		$6.06		$8.05	$7.18

Total investment return (based on net asset value)	4.34%	17.49	%(c)	(24.72	)%(d)	12.12%	88.45%
Total investment return (based on market price)	N/A	N/A		N/A		19.50%	80.18%

Ratios and supplemental data
Net assets, end of year (in 000's)	$11,415	$17,370		$49,760		$85,630	$84,592
Ratio of expenses to average net assets
Before expense reimbursement	3.00%	2.17%		3.33	%(c)	3.15%	2.80%
After expense reimbursement	2.36%	1.72%		3.33	%(c)	3.15%	2.80%
Ratio of net investment income to average net assets
Before expense reimbursement	(0.22)%	0.71%		(1.88)%		(0.61)%	(0.64)%
After expense reimbursement	0.42%	1.16%		(1.88)%		(0.61)%	(0.64)%
Portfolio turnover	10%	81%		206	%(e)	5%	11%

(a)	Calculated based upon average shares outstanding.

(b)	Less than $0.01 per share.

(c)	Ratio of extraordinary expenses to average net assets is 0.80%. Ratio of expenses to average net assets excluding impact of extraordinary fees is 2.53%.

(d)
2011 total investment return, calculated based upon the Fund’s operations as a closed-end fund for the period of January 1, 2011 to October 9, 2011 (investment return of (22.89%)) and upon the Fund’s operations as an open-end fund for the period of October 10, 2011 to December 31, 2011 (investment return of (2.10%)), would be close to (20.26%).

(e)
Effective June 13, 2011, the Fund expanded its primary geographic scope from the Republic of China (“Taiwan”) to the Greater China regions (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China) and has subsequently increased trading in the Greater China region. Porfolio turnover is high during the transition period and is not an indicator of future turnover rate.

See accompanying notes to financial statements.

Shelton Greater China Fund	Notes to Financial Statements	December 31, 2013

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Shelton Greater China Fund (the “Fund” or the “Trust”), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a Massachusetts business trust formed in July 1988 and was previously registered with the U.S. Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company. The Trust commenced operations in May 1989 as the R.O.C. Taiwan Fund. The R.O.C. Taiwan Fund changed its name to the Taiwan Greater China Fund on December 29, 2003 and the change became effective on the New York Stock Exchange on January 2, 2004.

(a) Basis of Presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

(b) Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatments applicable to regulated investment companies under the Internal Revenue Code and to distribute all of its taxable income to shareholders.

The Trust had $13,132,602 of capital loss carryforward as of December 31, 2013. The capital loss carryforward may be used to offset future capital gains generated by the Trust, and if unused, $10,930,578 of such loss will expire on December 31, 2017. Capital loss carryforward of $2,202,024 retains its original character as short term and has no expiration date. $3,691,414 of unutilized capital loss carryforward expired as of December 31, 2013.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. The fund deferred $739 of post-October foreign currency losses at December 31, 2013, which will be recognized in the Fund’s next taxable year.

Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses and the tax deferral of losses on wash sales. For the year ended December 31, 2013, permanent differences resulting from different book and tax accounting for net operating losses, expiring loss carryforward, differing treatments of the Trust’s gains from the disposition of passive foreign investment company shares and foreign currency losses have been reclassified to paid-in capital, undistributed net investment income/loss and accumulated realized gain/loss as follows:

Decrease of paid-in capital	$(3,691,414)
Increase of undistributed net investment income	34,199
Decrease of accumulated realized loss	3,657,215

As of December 31, 2013, the components of distributable earnings and accumulated gains/losses on a tax basis were as follows:

Undistributed net investment income	$180,112
Accumulated losses	(13,133,341)
Unrealized appreciation	1,840,385
Total accumulated earnings (losses)	$(11,112,844)

Ordinary income distributions in the amount of $341,403 were paid in 2013.

(c) Foreign Taxes — The Republic of China levies a tax at the rate of 20% on cash dividends and interest and 20% based on par value of stock dividends received by the Trust on investments in the Republic of China securities. The People’s Republic of China levies a tax at the rate of 10% on cash dividends and interest. A securities transaction tax of 0.3% of the fair value of stocks sold or transferred in Republic of China securities is levied.

(d) Accounting for Uncertainty in Income Taxes — The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010- 2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(e) Security Transactions, Investment Income, Income and Distributions to Shareholders — Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

(f) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(g) Concentration — The Trust concentrates its investments in publicly traded equities issued by corporations located in China, Hong Kong, Taiwan, or Singapore. The portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the economies of those countries than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars (“NT$”) and Hong Kong Dollars (“HKD”), changes in the relationships of the NT$ and the HKD to the USD may also significantly affect the value of the investments and the earnings of the Trust.

(h) Use of Estimates in Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results may differ from those estimates.

NOTE 2 – SECURITY VALUATION

Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at NAV or at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

Fair Value Measurements — The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical

Shelton Greater China Fund	Notes to Financial Statements (Continued)	December 31, 2013

instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Trust’s securities at December 31, 2013 using the fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)	Total
Investments, in securities
Common stocks (b)	$11,496,042	$—	$—	$11,496,042
Total investments in securities	$11,496,042	$—	$—	$11,496,042

(a)	There were no transfers in or out of Level 1, Level 2, and Level 3 during the period ended December 31, 2013.

(b)	For a detailed breakout of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3 – INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust entered into an advisory agreement with Shelton Capital on June 12, 2011. Pursuant to its advisory agreement with the Trust, Shelton Capital is responsible for supervising investments of the Trust, and makes available all services needed for the management, administration and operation of the Trust. The Trust pays Shelton Capital a fee at the per annum rate of 1.25% of the NAV of the Trust’s assets.

The Adviser has voluntarily agreed to reimburse expenses incurred by the Trust to the extent that total annual operating expenses (excluding extraordinary expenses) exceed 1.98% of the average net assets of the Trust from May 1, 2013 to June 1, 2014. Any such reimbursement is subject to the review and approval of the Trust’s Board of Trustees. Reimbursement from the Adviser for the period ended December 31, 2013 is $83,517.

Effective October 10, 2011, Shelton Capital provides administrative services for the Trust. As compensation for administrative duties not covered by the advisory agreement, Shelton Capital received an administration fee based on asset held by the Trust at rate of 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on assets over $1 billion.

Certain officers and trustees of the Trust are also affiliated with Shelton Capital. Teresa K. Axelson has served as the Chief Compliance Officer (“CCO”) of the Trust since November 2011. Ms. Axelson is also employed by Shelton Capital, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of her salary allocated to her duties as the CCO of the Trust and Shelton Capital was reimbursed by the Trust for this portion of her salary.

NOTE 4 – CUSTODIAN FEE

Brown Brothers Harriman & Co. (“BBH”) has provided custodian services for the Trust since October 2004. On May 17, 2013 the Trust changed custodians and entered into a custodial arrangement with U.S. Bank National Association.

NOTE 5 – TRANSFER AGENT FEES AND ACCOUNTING SERVICES EXPENSE

ALPS Fund Services Inc. provides fund accounting and transfer agency services for the Trust effective October 10, 2011.

NOTE 6 – INVESTMENTS IN SECURITIES

For the period ended December 31, 2013, aggregate purchases and sales of securities, excluding short-term investments, were $1,267,617 and $7,294,756 respectively.

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events through the date the Financial Statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Shelton Greater China Fund
San Francisco, California

We have audited the accompanying statement of assets and liabilities of Shelton Greater China Fund (the “Fund”), including the portfolio of investments, as of December 31, 2013 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the two years in the period ended December 31, 2010 have been audited by other auditors, whose opinion dated February 28, 2011 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shelton Greater China Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 19, 2014

Shelton Greater China Fund	Additional Information (Unaudited)	December 31, 2013

Proxy Voting Policy

The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc., unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Board. A more detailed description of those policies is available on the SEC’s website at www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2013 is available on the SEC’s website.

Portfolio Holdings

The Fund holdings shown in this report are as of December 31, 2013. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1(800) SEC-0330.

Portfolio holdings will be made available by the Fund’s administrator as of the month end, calendar quarter end, and fiscal quarter end by releasing the information to rating agencies. Shareholders may contact the Fund at (800) 955-9988 for a copy of this report.

Information Concerning Trustees and Officers (Unaudited)

Name, Address, and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Positions with Affiliated Persons of the Trust	Other Business Experience and Other Directorships Held
Non-Interested Trustees
Kevin T. Kogler P.O. Box 387 San Francisco, CA 94104 (2/21/66)	Trustee and Audit Committee Member	Trustee since June 2011	President & CEO, MicroBiz LLC, since 2012; President, CAM Commerce Solutions LLC 2010-2012; Principal, Robertson Piper Software Group, 2006-2012	Trustee, Shelton Funds, since 2006, 12 portfolios overseen; Trustee, Exchange Traded Spreads Trust, since 2013
Experience in investment banking, and technology industry; M.B.A.; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003-2006; Director, Technology Investment Banking, Salomon Smith Barney, 2001-2003; Vice President, Technology Investment Banking, CS First Boston / Donaldson Lufkin & Jenrette, 1997-2001.

James W. Miller, Jr. P.O. Box 387 San Francisco, CA 94104 (5/28/66)	Trustee and Audit Committee Member	Trustee since June 2011	Director, RREEF, since prior to 2007	Trustee, Shelton Funds, since 2001, 12 portfolios overseen; Trustee, Exchange Traded Spreads Trust, since 2013
Experience in real estate in both law and business; J.D.; Executive Vice President, Jones Lang LaSalle Americas, Inc., 1999-2006; Associate, Orrick Herrington & Sutcliffe LLP (law firm), 1996-1999; Associate, Gordon & Rees LLP (law firm), 1992-1993

Stephen H. Sutro P.O. Box 387 San Francisco, CA 94104 (4/9/69)	Trustee and Audit Committee Member	Trustee since June 2011	Partner, Duane Morris LLP (law firm), since prior to 2007	Trustee, Shelton Funds, since 2006, 12 portfolios overseen; Trustee, Exchange Traded Spreads Trust, since 2013	Experience in law and securities regulations; J.D; Associate, Duane Morris LLP (law firm), 2000-2002; Associate, Hancock Rothert & Bunshoft LLP (law firm), 1994-1999
Interested Trustee
Stephen R. Rogers P.O. Box 387 San Francisco, CA 94104 (6/27/66)	Trustee, President	President, Chairman since June 2011	Chief Executive Officer, Shelton Capital Management since prior to 2006; Portfolio Manager and President of the Shelton Funds, since prior to 2007	President, Chairman & Trustee, Shelton Funds, since 1998; President, Chairman & Trustee, Exchange Traded Spreads Trust, since 2013	Chief Executive Officer, ETSpreads since 2008
Officers
Teresa K. Axelson P.O. Box 387 San Francisco, CA 94104 (12/4/47)	Chief Compliance Officer, Secretary	Chief Compliance Officer since November 2011; Secretary August 2012	Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc., SM&R Investments, Inc. and American National Investment Accounts, Inc., since prior to 2007	Chief Compliance Officer since November 2011, Shelton Capital Management & Shelton Funds; Chief Compliance Officer & Secretary, Exchange Traded Spreads Trust	N/A
William Mock P.O. Box 387 San Francisco, CA 94104 (12/29/66)	Treasurer	Treasurer since June 2011	Portfolio Manager, Shelton Capital Management, since 2010	Treasurer, Shelton Funds, since 2010; Treasurer, Exchange Traded Spreads Trust, since 2013	Head Trader, TKI Capital Management 2003-2006; Partner, ETSpreads since 2008

ITEM 2. CODE OF ETHICS.

(a)
As of the fiscal year ended December 31, 2011 (the “Reporting Period”), the registrant has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(c)	The registrant adopted the adviser’s code of ethics at time of acquisition.
(d)	Not applicable
(e)	Not applicable
(f)
Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	As of the end of the Reporting Period, Registrant does not have a named audit committee financial expert serving on its audit committee.
(a)(3)
Since April 2011, no single independent trustee meets the criteria of "audit committee financial expert". The Board has determined that the collective skills of the audit committee members are sufficient to satisfy the requirements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for fiscal years ended December 31, 2011 and December 31, 2012 for professional services rendered for the audit of the annual financial statements or services provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years.

	12/31/11	12/31/12
Audit Fees	$88,000	$45,000
Audit-Related Fees	14,250	0
Tax Fees *	33,000	6,000
All Other Fees	0	0
Total	$135,250	$51,000

*
Tax Fees consist of the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning and specifically include fees for review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and tax advice regarding tax qualification.

(e)(1)
In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.
(f)	N/A
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended December 31, 2011 and December 31, 2012 are $0 and $0, respectively.

(h)
There were no non-audit services rendered to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the adviser that provide on-going services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members are: Kevin T. Kogler (Chairman), Stephen H. Sutro, and James W. Miller, Jr.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.
(b)
Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Shelton Greater China Fund

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: February 24, 2014

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: February 24, 2014